SCOPE OF CONSOLIDATION	12 Months Ended
Dec. 31, 2017
Scope of Consolidation [Abstract]
SCOPE OF CONSOLIDATION
SCOPE OF CONSOLIDATION
Ferrari N.V. is the parent company of the Group and it holds, directly and indirectly, interests in the Group’s main operating companies. The Group’s scope of consolidation at December 31, 2017 and 2016 was as follows:

			At December 31, 2017		At December 31, 2016
Name	Country	Nature of business	Shares held by the Group	Shares held by NCI	Shares held by the Group	Shares held by NCI
Directly held interests
Ferrari S.p.A.	Italy	Manufacturing	100%	—%	100%	—%

Indirectly held through Ferrari S.p.A.
Ferrari North America Inc.	USA	Importer and distributor	100%	—%	100%	—%
Ferrari Japan KK	Japan	Importer and distributor	100%	—%	100%	—%
Ferrari Australasia Pty Limited	Australia	Importer and distributor	100%	—%	100%	—%
Ferrari (HK) Limited	Hong Kong	Importer and distributor	100%	—%	100%	—%
Ferrari International Cars Trading (Shanghai) Co. L.t.d.	China	Importer and distributor	80%	20%	80%	20%
Ferrari Far East Pte Limited	Singapore	Service company	100%	—%	100%	—%
Ferrari Management Consulting (Shanghai) Co. L.t.d.	China	Service company	100%	—%	100%	—%
Ferrari South West Europe S.a.r.l.	France	Service company	100%	—%	100%	—%
Ferrari Central East Europe GmbH	Germany	Service company	100%	—%	100%	—%
G.S.A. S.A.	Switzerland	Service company	100%	—%	100%	—%
Ferrari North Europe Limited (1)	UK	Service company	n.a.	n.a.	100%	—%
Mugello Circuit S.p.A.	Italy	Racetrack management	100%	—%	100%	—%
Ferrari Financial Services S.p.A.	Italy	Financial services	100%	—%	100%	—%

Indirectly held through other Group entities
Ferrari Financial Services Inc. (2)	USA	Financial services	100%	—%	100%	—%
Ferrari Auto Securitization Transaction, LLC (3)	USA	Financial services	100%	—%	100%	—%
Ferrari Auto Securitization Transaction - Lease, LLC (3)	USA	Financial services	100%	—%	100%	—%
Ferrari Auto Securitization Transaction - Select, LLC (3)	USA	Financial services	100%	—%	100%	—%
Ferrari Financial Services Titling Trust (3)	USA	Financial services	100%	—%	100%	—%
410, Park Display Inc. (4)	USA	Retail	100%	—%	100%	—
_____________________________

(1)	On June 30, 2017, the liquidation process of Ferrari North Europe Limited was completed

(2)	Shareholding held by Ferrari Financial Services S.p.A.

(3)	Shareholding held by Ferrari Financial Services Inc. (“FFS Inc”).

(4)	Shareholding held by Ferrari North America Inc.

On April 30, 2016, the liquidation process of Ferrari Financial Services Japan KK was completed. At December 31, 2015 Ferrari Financial Services Japan KK was a wholly owned subsidiary.
Ferrari Financial Services GmbH (“FFS GmbH”) was a subsidiary of the Group until November 7, 2016 when the Group sold a majority stake in FFS GmbH to FCA bank. Upon completion of the transaction, FFS GmbH was deconsolidated and the 49.9 percent interest in FFS GmbH retained by the Group was accounted for using the equity method. See Note 17.
As permitted by IFRS, certain subsidiaries (mainly dormant companies or entities with insignificant operations) are excluded from consolidation on a line-by-line basis and are accounted for at cost. Their aggregate assets and revenues represent less than 1 percent of the Group’s respective amounts for each period and at each date presented by these Consolidated Financial Statements.
Non-controlling interests
The non-controlling interests at December 31, 2017 and 2016 relate to Ferrari International Cars Trading (Shanghai) Co. L.t.d. (“FICTS”), in which the Group holds an 80 percent interest. The net profit attributable to non-controlling interests for the years ended December 31, 2017, 2016 and 2015 relates to the non-controlling interest in FICTS and for the year ended December 31, 2015 also the non-controlling interest in Ferrari Financial Services S.p.A.:

	At December 31,
	2017	2016
	(€ thousand)
Equity attributable to non-controlling interests - FICTS	5,258	4,810

	For the years ended December 31,
	2017	2016	2015
	(€ thousand)
Net profit attributable to non-controlling interests	2,003	956	2,238
Of which attributable to FICTS	2,003	956	1,351
Of which attributable to Ferrari Financial Services S.p.A.	—	—	887

In July 2015 the Group acquired the remaining 10 percent of non-controlling interest of its subsidiary Ferrari Financial Services S.p.A. from Aldasa GmbH, and as a result from such date the Group owns 100 percent of the share capital of Ferrari Financial Services S.p.A.
The non-controlling interests in FICTS and Ferrari Financial Services S.p.A. are not considered to be significant to the Group for the relevant periods.
Restrictions
The Group may be subject to restrictions which limit its ability to use cash in relation to its interest in FICTS. In particular, cash held in China is subject to certain repatriation restrictions (and may only be repatriated as dividends). Based on the Group’s review, it does not believe that such transfer restrictions have any adverse impacts on its ability to meet liquidity requirements. Cash held in China at December 31, 2017 amounted to €66,456 thousand (€47,555 thousand at December 31, 2016).
Cash collected from the settlement of receivables or lines of credit pledged as collateral is subject to certain restrictions regarding its use and is principally applied to repay principal and interest of the funding. Such cash amounted to €28,230 thousand at December 31, 2017 (€19,411 thousand at December 31, 2016).
Segment reporting
The Group has determined that it has one operating and one reportable segment based on the information reviewed by its CODM in making decisions regarding allocation of resources and to assess performance.
Use of estimates
The Consolidated Financial Statements are prepared in accordance with IFRS which require the use of estimates, judgments and assumptions that affect the carrying amount of assets and liabilities, the disclosure of contingent assets and liabilities and the amounts of income and expenses recognized. The estimates and associated assumptions are based on elements that are known when the financial statements are prepared, on historical experience and on any other factors that are considered to be relevant.
The estimates and underlying assumptions are reviewed periodically and continuously by the Group. If the items subject to estimates do not perform as assumed, then the actual results could differ from the estimates, which would require adjustment accordingly. The effects of any changes in estimate are recognized in the consolidated income statement in the period in which the adjustment is made, or prospectively in future periods.
The items requiring estimates for which there is a risk that a material difference may arise in respect of the carrying amounts of assets and liabilities in the future are discussed below.
Recoverability of non-current assets with definite useful lives
Non-current assets with definite useful lives include property, plant and equipment and intangible assets. Intangible assets with definite useful lives mainly consist of capitalized development costs.
The Group periodically reviews the carrying amount of non-current assets with definite useful lives when events and circumstances indicate that an asset may be impaired. Impairment tests are performed by comparing the carrying amount and the recoverable amount of the cash-generating unit (“CGU”). The recoverable amount is the higher of the CGU’s fair value less costs of disposal and its value in use. In assessing the value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the CGU.
For the period covered by these Consolidated Financial Statements, the Group has not recognized any impairment charges for non-current assets with definite useful lives.
Recoverability of goodwill
The Group’s goodwill at December 31, 2017 amounted to €785,182 thousand and primarily relates to the Separation, as a result of which the Company recorded goodwill of €780,542 thousand reflecting FCA’s recorded goodwill relating to Ferrari S.p.A. In accordance with IAS 36 - Impairment of Assets, goodwill is not amortized and is tested for impairment annually or more frequently if facts or circumstances indicate that the asset may be impaired.
As the Group is composed of one operating segment, goodwill is tested at the Group level, which represents the lowest level within the Group at which goodwill is monitored for internal management purposes in accordance with IAS 36. The impairment test is performed by comparing the carrying amount (which mainly comprises property, plant and equipment, goodwill and capitalized development costs) and the recoverable amount of the CGU. The recoverable amount of the CGU is the higher of its fair value less costs of disposal and its value in use.
Development costs
Development costs are capitalized if the conditions under IAS 38 - Intangible Assets have been met. The starting point for capitalization is based upon the technological and commercial feasibility of the project, which is usually when a product development project has reached a defined milestone according to the Group’s established product development model. Feasibility is based on management’s judgment which is formed on the basis of estimated future cash flows. Capitalization ceases and amortization of capitalized development costs begins on start of production of the relevant project.
The amortization of development costs requires management to estimate the lifecycle of the related model. Any changes in such assumptions would impact the amortization charge recorded and the carrying amount of capitalized development costs. The periodic amortization charge is derived after determining the expected lifecycle of the related model and, if applicable any expected residual value at the end of its life. Increasing an asset’s expected lifecycle or its residual value would result in a reduced amortization charge in the consolidated income statement.
The useful lives and residual values of the Group’s models are determined by management at the time of capitalization and reviewed annually for appropriateness and recoverability. The lives are based on historical experience with similar assets as well as anticipation of future events which may impact their life such as changes in technology. Historically changes in useful lives and residual values have not resulted in material changes to the Group’s amortization charge or estimated recoverability of the related assets.
For the year ended December 31, 2017, the Group capitalized development costs of €185,115 thousand (€141,396 thousand for the year ended December 31, 2016).
Product warranties liabilities
The Group establishes reserves for product warranties at the time the sale is recognized. The Group issues various types of product warranties under which the performance of products delivered is generally guaranteed for a certain period or term, which is generally defined by the legislation in the country where the car is sold. The reserve for product warranties includes the expected costs of warranty obligations imposed by law or contract, as well as the expected costs for policy coverage. The estimated future costs of these actions are principally based on assumptions regarding the lifetime warranty costs of each car line and each model year of that car line, as well as historical claims experience for the Group’s cars. In addition, the number and magnitude of additional service actions expected to be approved, and policies related to additional service actions, are taken into consideration. Due to the uncertainty and potential volatility of these estimated factors, changes in the assumptions used could materially affect the results of operations.
The Group periodically initiates voluntary service actions to address various client satisfaction, safety and emissions issues related to cars sold. Included in the reserve is the estimated cost of these services and recall actions. The estimated future costs of these actions are based primarily on historical claims experience for the Group’s cars and the cost of parts and services to be incurred in the specified activities, and are recognized at the time when they are probable and reasonably estimable. Estimates of the future costs of these actions are inevitably imprecise due to several uncertainties, including the number of cars affected by a service or recall action. It is reasonably possible that the ultimate cost of these service and recall actions may require the Group to make expenditures in excess of (or less than) established reserves over an extended period of time. The estimate of warranty and additional service obligations is periodically reviewed during the year.
In addition, the Group makes provisions for estimated product liability costs arising from property damage and personal injuries including wrongful death, and potential exemplary or punitive damages alleged to be the result of product defects. By nature, these costs can be infrequent, difficult to predict, and have the potential to vary significantly in amount. Costs associated with these provisions are recorded in the consolidated income statement and any subsequent adjustments are recorded in the period in which the adjustment is determined.
Share-based compensation

The Group accounts for its equity incentive plan in accordance with IFRS 2 - Share-based Payment, which requires the recognition of share-based compensation expense based on the fair value of the awards granted. Share-based compensation for equity-settled awards containing market performance conditions is measured at the grant date of the awards using the Monte Carlo simulation model, which requires the input of subjective assumptions, including the expected volatility of our common stock, the dividend yield, interest rates and the correlation coefficient between our common stock and the relevant market index. The probability that the Group will achieve a certain level of Total Shareholder Return performance compared to the defined peer group is also considered. As a result, at the grant date management is required to make key assumptions and estimates regarding conditions that will occur in the future, which inherently involves uncertainty. Therefore, the amount of share-based compensation recognized has been effected by the significant assumptions and estimates used.

Other contingent liabilities
The Group makes provisions in connection with pending or threatened disputes or legal proceedings when it is considered probable that there will be an outflow of funds and when the amount can be reasonably estimated. If an outflow of funds becomes possible but the amount cannot be estimated, the matter is disclosed in the notes to the Consolidated Financial Statements. The Group is the subject of legal and tax proceedings covering a wide range of matters in various jurisdictions. Due to the uncertainty inherent in such matters, it is difficult to predict the outflow of funds that could result from such disputes with any certainty. Moreover, the cases and claims against the Group often derive from complex legal issues which are subject to a differing degree of uncertainty, including the facts and circumstances of each particular case and the manner in which applicable law is likely to be interpreted and applied to such fact and circumstances, and the jurisdiction and the different laws involved. The Group monitors the status of pending legal proceedings and consults with experts on legal and tax matters on a regular basis. It is therefore possible that the provisions for the Group’s legal proceedings and litigation may vary as the result of future developments in pending matters.
Litigation
Various legal proceedings, claims and governmental investigations are pending against the Group on a wide range of topics, including car safety, emissions and fuel economy, early warning reporting, dealer, supplier and other contractual relationships, intellectual property rights and product warranties matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seatbelts, brakes, transmissions, engines and fuel systems) in various car models or allege general design defects relating to car handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death and in some cases could include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require the Group to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.
Litigation is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. An accrual is established in connection with pending or threatened litigation if a loss is probable and a reliable estimate can be made. Since these accruals represent estimates, it is reasonably possible that the resolution of some of these matters could require the Group to make payments in excess of the amounts accrued. It is also reasonably possible that the resolution of some of the matters for which accruals could not be made may require the Group to make payments in an amount or range of amounts that could not be reasonably estimated.
The term “reasonably possible” is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. Although the final resolution of any such matters could have a material effect on the Group’s operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, it is believed that any resulting adjustment would not materially affect the consolidated financial position of the Group.